                       SALOMON BROTHERS INVESTMENT SERIES
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (888) 777-0102

       Supplement dated September 1, 1998to Prospectus dated May 1, 1998

  The following information supplements and should be read in conjunction with the information contained on the cover page of the Prospectus:

  MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.

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  The following information supplements and should be read in conjunction with the information contained under the caption "Stripped Mortgage Securities" in the section of the Prospectus entitled "Additional Investment Activities and Risk Factors:"

  The U.S. Government Income Fund may purchase stripped mortgage securities, which are derivative multiclass mortgage securities.

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  The following information supplements and should be read in conjunction with the information contained under the caption "Investment Manager" in the section of the Prospectus entitled "Management:"

  Roger Lavan is primarily responsible for the day-to-day management of the U.S. Government Income Fund and the Strategic Bond Fund.

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  The following information amends, and to the extent inconsistent therewith, supersedes information contained in the Prospectus:

  Effective September 1, 1998, CFBDS, Inc., a registered broker-dealer and an indirect wholly-owned subsidiary of Signature Financial Group, Inc., serves as each Fund's distributor.